UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07897

MUNDER SERIES TRUST II

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2008

Item 1: Report to Shareholder.

ANNUAL REPORT
June 30, 2008

Munder Healthcare Fund
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUNDS SHAREHOLDERS:

The year ended June 30, 2008 was a difficult one for stock markets around the world. In the U.S., the S&P 500® Index, a widely recognized proxy for the performance of the U.S. equity market, had a -13.12% return for the year, posting a negative return for three of the four calendar quarters in that time period. Reflecting continued concerns over the fallout from the subprime mortgage crisis, analysts’ earnings growth expectations in the second quarter of 2008 for the financials sector fell from 9% on July 1, 2007 to -60% as of June 30, 2008. Energy was the only S&P 500® sector to experience an increase in earnings growth expectations for the year, benefiting from soaring energy prices. Not surprisingly, the financials sector had the weakest performance of the ten S&P 500® sectors for the year, with a -42% return, while the energy sector showed the greatest strength, posting a 25% return. In terms of capitalization ranges, all segments suffered, but mid-cap stocks, represented by the S&P MidCap 400® Index, performed best by posting a -7.34% return for the year. Growth stocks outperformed value stocks across all capitalization ranges of the stock market.

Overseas, the story was similar. The Morgan Stanley Capital International Europe, Australasia and the Far East (EAFE) Index (net dividends), which measures the performance of developed equity markets outside the U.S. and Canada after the impact of foreign withholding taxes, posted a -10.61% return for the year ended June 30, 2008. As was true for the U.S. market, growth stocks outperformed value stocks, and larger-cap stocks bested small-cap stocks.

Unlike the stock market, the fixed income market had positive performance for the year ended June 30, 2008. The Lehman Brothers Aggregate Bond Index, a widely-followed benchmark of the performance of the U.S. investment grade fixed income market, had a return of 7.12% for the twelve-month period. With the flight to safety that resulted from the subprime mortgage crisis, higher quality securities outperformed lower quality, with the U.S. Treasury sector of the fixed income market having the strongest performance for the year. Given the easing of monetary policy by the Federal Reserve, the yields on money market instruments fell significantly in the July 2007 through June 2008 time period. The yield on a 30-day Treasury bill, which stood at 4.81% on June 30, 2007 had fallen to 1.74% by June 30, 2008.

For municipal bond investors, returns were not as strong as in the taxable bond market. Without the strength of the U.S. Treasury sector, especially during the July 2007 through March 2008 time period, the municipal market trailed the taxable bond market for the twelve-month time period ended June 30, 2008. The Lehman Brothers Municipal Index, which represents the broad U.S. municipal market, posted a return of 3.23%. As was true for the taxable bond market, quality was directly related to performance, with higher quality outperforming lower quality securities.

On the following pages, you will find information relating to your Munder Funds investment. If you have any questions, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

John S. Adams
President and Principal Executive Officer, The Munder Funds
Chief Executive Officer and Chief Investment Officer, Munder Capital Management

Table of
 Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example

1	Portfolio of Investments
4	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Statements of Changes in Net Assets — Capital Stock Activity
10	Financial Highlights
17	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain more information, please call (800) 438-5789 or visit www.munder.com. Please read the prospectus carefully before investing.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
 Fund Performance

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

The Fund concentrates its investments in health care-related securities and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2008. The following pie chart illustrates the allocation of the Fund’s investments by health care segment. A complete list of holdings as of June 30, 2008 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INVESTMENT ALLOCATION

The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2008. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Manager: Thomas Wald

The year ended June 30, 2008 represented a difficult environment for health care stocks as well as for the broader stock market. This is reflected in the -9.52% return for the Fund, the -10.04% return for the S&P North American Health Care Sector Indextm and the -6.59% median return for the Lipper universe of health/biotechnology funds for the period.

The Fund’s relative strength compared to its S&P North American Health Care Sector Indextm benchmark was primarily due to stock selection. The health care services segment of the Fund had the largest positive impact on relative performance, largely due to Medco Health Solutions, Inc. (3.1% of the Fund) and Express Scripts, Inc. (2.1% of the Fund). The Fund’s biotechnology, health care supplies and managed health care segments also helped to boost relative returns.

Among the biotechnology holdings, Gilead Sciences, Inc. (5.4% of the Fund) was the top contributor to relative performance. Alcon, Inc. (0.8% of the Fund), the Fund’s lone health care supplies holding, was responsible for strong relative performance in that Fund segment. The Fund’s underweighted position in UnitedHealth Group Incorporated (1.5% of the Fund), along with the lack of a position in Health Net, Inc. and Humana Inc., boosted relative returns in the Fund’s managed health care segment. CVS Caremark Corporation (1.9% of the Fund), the one holding in the drug retail segment of the Fund, also had a positive impact on the Fund’s relative performance.

Health care equipment was the only segment of the Fund that showed relative weakness in stock selection. The strong contributions of Baxter International, Inc. (3.9% of the Fund) and Medtronic, Inc. (5.2% of the Fund) were offset by the negative impact of the lack of positions in Intuitive Surgical, Inc. and Covidien Ltd. An underweighting in Becton, Dickinson and Company (1.8% of the Fund) also held back returns in that segment of the Fund.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P North American Health Care Sector Indextm (formerly known as the S&P GSSItm Health Care Index) is a modified capitalization-weighted equity index designed to measure the performance of U.S. traded securities in the health care sector. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of health/biotechnology funds represents the universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Hypothetical and Total Returns

The following graph represents the performance of the Fund’s oldest class of shares, Class Y Shares, over the past ten years. The tables following the line graph set forth the growth of a hypothetical $10,000 investment and performance information for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Healthcare Fund

CLASS Y SHARE HYPOTHETICAL
A Hypothetical Illustration of a $10,000 Investment

	GROWTH OF A $10,000 INVESTMENT THROUGH 6/30/08(1)
					S&P North	Lipper
					American	Health/
				S&P	Health Care	Biotechnology
Class and	With		Without	500®	Sector	Funds
Inception Date	Load		Load	Index*	Indextm*	Median**

CLASS Y 12/31/96	N/A		$21,714	$13,285	$15,947	$20,540

CLASS A 2/14/97	$19,993	#	$21,160	$13,285	$15,947	$20,540

CLASS B 1/31/97	N/A		$19,641	$13,285	$15,947	$20,540

CLASS C 1/13/97	N/A		$19,624	$13,285	$15,947	$20,540

CLASS K 4/1/97	N/A		$21,152	$13,285	$15,947	$20,540

CLASS R 7/29/04	N/A		$11,591	$12,512	$12,277	$12,270

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

*	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The S&P North American Health Care Sector Indextm (formerly known as the S&P GSSItm Health Care Index) is a modified capitalization-weighted equity index designed to measure the performance of U.S. traded securities in the health care sector. Index since inception comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

**	The Lipper Health/Biotechnology Funds Median represents the median performance of a universe of mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns are as of 7/1/98 for Class Y, A, B, C and K Shares of the Fund and as of 8/1/04 for Class R Shares of the Fund.

v

	AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/08
	One		One	Five		Five	Ten		Ten	Since		Since
	Year		Year	Years		Years	Years		Years	Inception		Inception
	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS Y 12/31/96	N/A		(9.52)%	N/A		6.71%	N/A		8.06%	N/A		8.56%

CLASS A 2/14/97	(14.73)%	#	(9.76)%	5.24%	#	6.44%	7.17%	#	7.78%	6.70%	#	7.23%

CLASS B 1/31/97	(14.91)%	†	(10.43)%	5.32%	†	5.64%	N/A		6.98%	N/A		6.65%

CLASS C 1/13/97	(11.30)%	†	(10.40)%	N/A		5.65%	N/A		6.97%	N/A		7.15%

CLASS K 4/1/97	N/A		(9.73)%	N/A		6.45%	N/A		7.78%	N/A		9.03%

CLASS R 7/29/04	N/A		(9.98)%	N/A		N/A	N/A		N/A	N/A		3.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

As identified in the current Fund prospectus, the gross expense ratios for Class Y, A, B, C, K and R Shares during the fiscal year ended 6/30/07 were 1.78%, 2.03%, 2.77%, 2.77%, 2.03% and 2.30%, respectively. Expenses for the fiscal year ended 6/30/08 are included in this Annual Report in the Financial Highlights. Munder Capital Management limited certain expenses of Class Y, A, B, C and K Shares of the Fund during the 1997-2002 calendar years. Munder Capital Management also made a voluntary capital contribution to the Fund during the 2005 calendar year. In addition, the Fund’s former sub-advisor made a capital contribution to the Fund during the 2004 calendar year. Total returns would have been lower if Munder Capital Management or the sub-advisor had not limited expenses or made a capital contribution during those periods.

#	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

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Shareholder Fee Example (Unaudited)

Example

Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C Shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $15 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/08	6/30/08	1/1/08-6/30/08	Ratio

Actual
Class A	$1,000.00	$885.90	$9.38	2.00%
Class B	$1,000.00	$882.50	$12.87	2.75%
Class C	$1,000.00	$882.80	$12.87	2.75%
Class K	$1,000.00	$886.10	$9.38	2.00%
Class R	$1,000.00	$884.90	$10.64	2.27%
Class Y	$1,000.00	$887.10	$8.21	1.75%

Hypothetical
Class A	$1,000.00	$1,014.92	$10.02	2.00%
Class B	$1,000.00	$1,011.19	$13.75	2.75%
Class C	$1,000.00	$1,011.19	$13.75	2.75%
Class K	$1,000.00	$1,014.92	$10.02	2.00%
Class R	$1,000.00	$1,013.58	$11.36	2.27%
Class Y	$1,000.00	$1,016.16	$8.77	1.75%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 182/366 (to reflect the one-half year period).

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

[This Page Intentionally Left Blank]

x

Munder Healthcare Fund

Portfolio of Investments, June 30, 2008

Shares		Value

COMMON STOCKS — 99.6%
Consumer Staples — 1.9%
Drug Retail — 1.9%
37,586	CVS Caremark Corporation	$1,487,278

Health Care — 97.7%
Biotechnology — 19.8%
62,525	Amgen Inc. †	2,948,679
16,800	Biogen Idec Inc. †,(a)	938,952
24,475	Celgene Corporation †	1,563,218
61,800	Genentech, Inc. †	4,690,620
15,800	Genzyme Corporation †	1,137,916
80,025	Gilead Sciences, Inc. †	4,237,324

		15,516,709

Health Care Services — 5.6%
5,475	DaVita, Inc. †	290,887
26,725	Express Scripts, Inc. †	1,676,192
51,700	Medco Health Solutions, Inc. †	2,440,240

		4,407,319

Health Care Distributors — 3.8%
19,375	Cardinal Health, Inc. (a)	999,362
35,725	McKesson Corporation	1,997,385

		2,996,747

Health Care Equipment — 17.5%
48,025	Baxter International, Inc.	3,070,718
17,025	Becton, Dickinson and Company	1,384,133
32,950	Boston Scientific Corporation †	404,956
19,775	Hospira, Inc. †,(a)	793,175
79,800	Medtronic, Inc. (a)	4,129,650
39,625	St. Jude Medical, Inc. †	1,619,870
22,375	Stryker Corporation	1,406,940
12,500	Zimmer Holdings, Inc. †	850,625

		13,660,067

Health Care Facilities — 1.1%
13,450	Universal Health Services, Inc., Class B (a)	850,309

Health Care Supplies — 0.8%
3,800	Alcon, Inc.	618,602

See Notes to Financial Statements.

Munder Healthcare Fund

Portfolio of Investments, June 30, 2008 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Life Sciences Tools & Services — 4.0%
17,175	QIAGEN N.V. †	$345,733
5,850	Techne Corporation †,(a)	452,731
42,100	Thermo Fisher Scientific, Inc. †	2,346,233

		3,144,697

Managed Health Care — 4.7%
27,725	Aetna, Inc.	1,123,694
14,000	CIGNA Corporation	495,460
45,587	UnitedHealth Group Incorporated	1,196,659
18,440	WellPoint, Inc. †,(a)	878,850

		3,694,663

Pharmaceuticals — 40.4%
118,300	Abbott Laboratories	6,266,351

18,050	Allergan, Inc. (a)	939,503
110,225	Bristol-Myers Squibb Company	2,262,919
61,200	Eli Lilly and Company	2,824,992
101,750	Johnson & Johnson	6,546,595
77,500	Merck & Co., Inc.	2,920,975
188,975	Pfizer Inc.	3,301,393
88,375	Schering-Plough Corporation	1,740,104
17,500	Teva Pharmaceutical Industries Limited, ADR	801,500
84,350	Wyeth	4,045,426

		31,649,758

Total Health Care		76,538,871

TOTAL COMMON STOCKS
(Cost $71,549,641)		78,026,149

WARRANTS — 0.0%
Biotechnology — 0.0%
50,000	Aphton Corporation, expires 09/18/2008 (exercise price: $8.12) †,(b)	0
6,563	Torreypines Therapeutics, Inc., expires 01/08/2009 (exercise price: $58.00) †,(b)	0

TOTAL WARRANTS
(Cost $330,613)		0

See Notes to Financial Statements.

Shares		Value

INVESTMENT COMPANY SECURITY — 0.8%
(Cost $634,344)
634,344	Institutional Money Market Fund (c)	$634,344

COLLATERAL FOR SECURITIES ON LOAN — 7.4%
(Cost $5,794,771)
5,794,771	State Street Navigator Securities Trust – Prime Portfolio (d)	5,794,771

TOTAL INVESTMENTS
(Cost $78,309,369)	107.8%	84,455,264
OTHER ASSETS AND LIABILITIES (Net)	(7.8)	(6,136,147)

NET ASSETS	100.0%	$78,319,117

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2008, (see Notes to Financial Statements, Note 2). At June 30, 2008, these securities represent $0, 0.0% of net assets.

(c)	Affiliated company security (see Notes to Financial Statements, Notes 3 and 6).

(d)	At June 30, 2008, the market value of the securities on loan is $9,782,881.

ABBREVIATION
ADR — American Depositary Receipt

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Assets and Liabilities, June 30, 2008

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies* (cost — $77,675,025)	$83,820,920
Securities of affiliated company (cost — $634,344)	634,344

Total Investments	84,455,264
Dividends receivable	47,776
Receivable for Fund shares sold	4,260
Prepaid expenses and other assets	23,433

Total Assets	84,530,733

LIABILITIES:
Payable for Fund shares redeemed	193,569
Payable upon return of securities loaned	5,794,771
Transfer agency/record keeping fees payable	57,777
Trustees’ fees and expenses payable	57,366
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	34,436
Administration fees payable	10,310
Custody fees payable	1,216
Shareholder servicing fees payable — Class K Shares	18
Accrued expenses and other payables	62,153

Total Liabilities	6,211,616

NET ASSETS	$78,319,117

Investments, at cost	$78,309,369

*	Including $9,782,881 of securities loaned.

See Notes to Financial Statements.

NET ASSETS consist of:
Accumulated net investment loss	$(40,023)
Accumulated net realized loss on investments sold	(128,467,999)
Net unrealized appreciation of investments	6,145,895
Par value	(28,027)
Paid-in capital	200,709,271

$78,319,117

NET ASSETS:
Class A Shares	$44,281,182

Class B Shares	$13,425,048

Class C Shares	$16,709,347

Class K Shares	$86,491

Class R Shares	$25,376

Class Y Shares	$3,791,673

SHARES OUTSTANDING:
Class A Shares	1,834,006

Class B Shares	605,834

Class C Shares	754,819

Class K Shares	3,588

Class R Shares	1,062

Class Y Shares	152,761

CLASS A SHARES:
Net asset value and redemption price per share	$24.14

Maximum sales charge	5.50%
Maximum offering price per share	$25.54

CLASS B SHARES:
Net asset value and offering price per share*	$22.16

CLASS C SHARES:
Net asset value and offering price per share*	$22.14

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$24.11

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$23.90

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$24.82

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

Munder Healthcare Fund

Statement of Operations, For the Year Ended June 30, 2008

INVESTMENT INCOME:
Dividends on securities of unaffiliated companies(a)	$1,365,937
Dividends on security of affiliated company	36,110
Securities lending, net of borrower rebates	34,566

Total Investment Income	1,436,613

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	137,615
Class B Shares	165,314
Class C Shares	206,132
Class R Shares	126
Shareholder servicing fees:
Class K Shares	234
Investment advisory fees	987,321
Transfer agency/record keeping fees	292,532
Administration fees	159,024
Printing and mailing fees	94,976
Registration and filing fees	72,916
Legal and audit fees	50,292
Trustees’ fees and expenses	27,512
Custody fees	23,110
Other	14,952

Total Expenses	2,232,056

NET INVESTMENT LOSS	(795,443)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from security transactions	5,827,635
Net change in unrealized appreciation/(depreciation) of securities	(14,018,068)

Net realized and unrealized loss on investments	(8,190,433)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,985,876)

(a)	Net of foreign withholding taxes of $3,533.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2008(a)	June 30, 2007(a)

Net investment loss	$(795,443)	$(1,143,598)
Net realized gain from security transactions	5,827,635	8,008,687
Net change in net unrealized appreciation/ (depreciation) of securities	(14,018,068)	11,163,618

Net increase/(decrease) in net assets resulting from operations	(8,985,876)	18,028,707
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(15,147,998)	(16,816,403)
Class B Shares	(4,071,828)	(27,477,848)
Class C Shares	(5,388,725)	(10,230,309)
Class R Shares	13,719	7,854
Class Y Shares	(8,036,909)	(239,381)
Short-term trading fees	2,236	2,251

Net decrease in net assets	(41,615,381)	(36,725,129)
NET ASSETS:
Beginning of year	119,934,498	156,659,627

End of year	$78,319,117	$119,934,498

Accumulated net investment loss	$(40,023)	$(38,171)

(a)	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

Munder Healthcare Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2008(a)	June 30, 2007(a)

Amount
Class A Shares:
Sold*	$1,854,942	$22,872,626
Redeemed	(17,002,940)	(39,689,029)

Net decrease	$(15,147,998)	$(16,816,403)

Class B Shares:
Sold	$336,874	$1,012,187
Redeemed*	(4,408,702)	(28,490,035)

Net decrease	$(4,071,828)	$(27,477,848)

Class C Shares:
Sold	$369,170	$523,546
Redeemed	(5,757,895)	(10,753,855)

Net decrease	$(5,388,725)	$(10,230,309)

Class R Shares:
Sold	$23,055	$7,956
Redeemed	(9,336)	(102)

Net increase	$13,719	$7,854

Class Y Shares:
Sold	$263,166	$306,163
Redeemed	(8,300,075)	(545,544)

Net decrease	$(8,036,909)	$(239,381)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

	Year Ended	Year Ended
	June 30, 2008(a)	June 30, 2007(a)

Shares
Class A Shares:
Sold*	71,039	924,770
Redeemed	(647,483)	(1,554,190)

Net decrease	(576,444)	(629,420)

Class B Shares:
Sold	13,857	42,670
Redeemed*	(182,288)	(1,230,979)

Net decrease	(168,431)	(1,188,309)

Class C Shares:
Sold	15,288	22,111
Redeemed	(238,483)	(453,676)

Net decrease	(223,195)	(431,565)

Class R Shares:
Sold	877	317
Redeemed	(370)	(4)

Net increase	507	313

Class Y Shares:
Sold	10,000	11,550
Redeemed	(295,059)	(20,461)

Net decrease	(285,059)	(8,911)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	For the year ended June 30, 2008 and the year ended June 30, 2007, there were no capital share transactions for Class K Shares.

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$26.75	$23.59	$23.78		$23.22	$17.67

Income/(loss) from investment operations:
Net investment loss	(0.14)	(0.14)	(0.20)		(0.33)	(0.36)
Net realized and unrealized gain/(loss) on investments	(2.47)	3.30	(0.01)		0.89	5.91

Total from investment operations	(2.61)	3.16	(0.21)		0.56	5.55

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.02		—	—

Net asset value, end of period	$24.14	$26.75	$23.59		$23.78	$23.22

Total return(d)	(9.76)%	13.40%	(0.80	)%(f)	2.41%	31.41	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$44,281	$64,488	$71,711		$75,570	$98,196
Ratio of operating expenses to average net assets	1.99%	2.03%	1.83%		1.92%	1.91%
Ratio of net investment loss to average net assets	(0.53)%	(0.55)%	(0.81)%		(1.46)%	(1.68)%
Portfolio turnover rate	17%	30%	47%		118%	68%
Ratio of operating expenses to average net assets without expense reimbursements	1.99%	2.03%	1.83%		1.92%	1.93%

(a)	Class A Shares and Class B Shares of the Fund commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.30% for Class A Shares and 30.23% for Class B Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (0.88)% for Class A Shares and (1.61)% for Class B Shares.

See Notes to Financial Statements.

B Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$24.74	$21.98	$22.32		$21.96	$16.84

(0.31)	(0.31)	(0.37)		(0.46)	(0.49)

(2.27)	3.07	0.01		0.82	5.61

(2.58)	2.76	(0.36)		0.36	5.12

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

—	—	0.02		—	—

$22.16	$24.74	$21.98		$22.32	$21.96

(10.43)%	12.56%	(1.52	)%(f)	1.64%	30.40	%(e)

$13,425	$19,155	$43,131		$86,320	$117,126

2.74%	2.77%	2.58%		2.67%	2.66%

(1.28)%	(1.31)%	(1.58)%		(2.21)%	(2.43)%
17%	30%	47%		118%	68%
2.74%	2.77%	2.58%		2.67%	2.68%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	C Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

Net asset value, beginning of period	$24.71	$21.96	$22.30		$21.94	$16.82

Income/(loss) from investment operations:
Net investment loss	(0.31)	(0.31)	(0.36)		(0.46)	(0.49)
Net realized and unrealized gain/(loss) on investments	(2.26)	3.06	0.00	(c)	0.82	5.61

Total from investment operations	(2.57)	2.75	(0.36)		0.36	5.12

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—	—	0.02		—	—

Net asset value, end of period	$22.14	$24.71	$21.96		$22.30	$21.94

Total return(d)	(10.40)%	12.52%	(1.52	)%(f)	1.64%	30.44	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,709	$24,170	$30,948		$41,443	$55,756
Ratio of operating expenses to average net assets	2.74%	2.77%	2.58%		2.67%	2.66%
Ratio of net investment loss to average net assets	(1.28)%	(1.30)%	(1.57)%		(2.21)%	(2.43)%
Portfolio turnover rate	17%	30%	47%		118%	68%
Ratio of operating expenses to average net assets without expense reimbursements	2.74%	2.77%	2.58%		2.67%	2.68%

(a)	Class C Shares and Class K Shares of the Fund commenced operations on January 13, 1997 and April 1, 1997, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount represents less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 30.26% for Class C Shares and 31.24% for Class K Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.61)% for Class C Shares and (0.93)% for Class K Shares.

See Notes to Financial Statements.

K Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$26.71	$23.55	$23.75		$23.18	$17.64

(0.14)	(0.14)	(0.20)		(0.33)	(0.36)

(2.46)	3.30	(0.02)		0.90	5.90

(2.60)	3.16	(0.22)		0.57	5.54

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

—	—	0.02		—	—

$24.11	$26.71	$23.55		$23.75	$23.18

(9.73)%	13.42%	(0.84	)%(f)	2.41%	31.46	%(e)

$86	$96	$85		$141	$165

1.98%	2.03%	1.84%		1.92%	1.91%

(0.53)%	(0.54)%	(0.82)%		(1.46)%	(1.68)%
17%	30%	47%		118%	68%

1.98%	2.03%	1.84%		1.92%	1.93%

See Notes to Financial Statements.

Munder Healthcare Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period
(continued)

	R Shares
	Year	Year	Year		Period
	Ended	Ended	Ended		Ended
	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)

Net asset value, beginning of period	$26.55	$23.48	$23.73		$20.62

Income/(loss) from investment operations:
Net investment loss	(0.20)	(0.20)	(0.26)		(0.35)
Net realized and unrealized gain/(loss) on investments	(2.45)	3.27	(0.01)		3.46

Total from investment operations	(2.65)	3.07	(0.27)		3.11

Short-term trading fees	0.00 (c)	0.00 (c)	0.00	(c)	(0.00	)(c)

Voluntary contribution from Advisor	—	—	0.02		—

Net asset value, end of period	$23.90	$26.55	$23.48		$23.73

Total return(d)	(9.98)%	13.07%	(1.05	)%(f)	15.08%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$25	$15	$6		$6
Ratio of operating expenses to average net assets	2.24%	2.30%	2.09%		2.17	%(g)
Ratio of net investment loss to average net assets	(0.79)%	(0.79)%	(1.07)%		(1.70	)%(g)
Portfolio turnover rate	17%	30%	47%		118%
Ratio of operating expenses to average net assets without expense reimbursements	2.24%	2.30%	2.09%		2.17	%(g)

(a)	Class R Shares and Class Y Shares of the Fund commenced operations on July 29, 2004 and December 31, 1996, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the former sub-advisor had not reimbursed the Fund for the realized loss on the disposal of an investment in violation of policies, the total return would have been 31.61% for Class Y Shares.

(f)	If the Advisor had not made a voluntary capital contribution to the Fund, the total return would have been (1.14)% for Class R Shares and (0.66)% for Class Y Shares.

(g)	Annualized.

See Notes to Financial Statements.

Y Shares
Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)	6/30/04(b)

$27.43	$24.13	$24.26		$23.64	$17.94

(0.10)	(0.08)	(0.14)		(0.28)	(0.31)
(2.51)	3.38	(0.01)		0.90	6.01

(2.61)	3.30	(0.15)		0.62	5.70

0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)

—	—	0.02		—	—

$24.82	$27.43	$24.13		$24.26	$23.64

(9.52)%	13.68%	(0.58	)%(f)	2.66%	31.77	%(e)

$3,792	$12,011	$10,779		$10,841	$10,994
1.75%	1.78%	1.58%		1.67%	1.66%
(0.37)%	(0.30)%	(0.56)%		(1.21)%	(1.43)%
17%	30%	47%		118%	68%

1.75%	1.78%	1.58%		1.67%	1.68%

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008

1.	Organization

As of June 30, 2008, the Munder Funds (sometimes referred to as the “Funds”) consisted of 25 portfolios, each of which is a series of Munder Series Trust (“MST”) or Munder Series Trust II (“MSTII”). Information presented in these financial statements pertains only to the Munder Healthcare Fund (the “Fund”), the only series of MSTII. Financial statements for the other Munder Funds are presented in separate reports.

MSTII is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001.

The Fund has 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). As of June 30, 2008, Class B Shares were closed to new investors, subject to certain limited exceptions. Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities are

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.

Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by cash or non-cash collateral, which is adjusted daily to have a market value at least equal to 100% of securities loaned (105% where the loaned securities are not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange) at the close of business on the preceding business day. Cash collateral received by the Fund is invested in short-term instruments and is recorded in the Fund’s Portfolio of Investments and Statement of Assets and Liabilities. Non-cash collateral is held on behalf of the Fund by the lending agent and is not recorded in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to the Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of the Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred.

Short-Term Trading (Redemption) Fees: During the year ended June 30, 2008, a short-term trading fee of 2% was assessed on certain redemptions of Fund shares made within 30 days after purchase, as described in the Fund’s prospectus. The fee, which was retained by the Fund, was accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. The Fund did not incur any such interest or penalties during the year ended June 30, 2008.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2005.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of Financial Accounting Standards Board Statement No. 133, was issued and is effective for financial statements issued for fiscal years beginning after November 15, 2008. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the amounts reported in the financial statements, however, additional disclosures may be required. Such disclosures will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period.

3.	Investment Advisor, Administrator and Other Related Party Transactions

For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, at an annual rate of 1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million. During the year ended June 30, 2008, the Fund paid an annual effective rate of 1.00% for advisory services.

The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund $8,800 annually ($8,000 prior to April 1, 2008) for services relating to the preparation of financial reports, plus a fee, computed daily and payable

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

monthly, based on the average daily net assets of the Fund at the following annual rates:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

For the year ended June 30, 2008, the Advisor earned $159,024 before payment of sub-administration fees and $102,657 after payment of sub- administration fees for its administrative services to the Fund. During the year ended June 30, 2008, the Fund paid an annual effective rate of 0.1605% for administrative services.

The Fund’s cash balances are invested primarily in the Institutional Money Market Fund (the “Money Market Fund”), a series of MST. The income earned by the Fund from its investments in the Money Market Fund is included as dividends on securities of affiliated company in the accompanying Statement of Operations. The Advisor earns advisory and administration fees on the investments made in the Money Market Fund in addition to the advisory and administration fees it earns from the Fund. For the year ended June 30, 2008, in connection with the Fund’s investments in the Money Market Fund, the Advisor earned $1,782 in advisory fees before waivers and expense reimbursements ($101 after waivers and expense reimbursements) and $731 in administration fees.

Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For quarters ending prior to October 1, 2007, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee also received an annual retainer of $3,000 for such service. In addition, Trustees of MST and MSTII who were also Trustees of The Munder @Vantage Fund (“@Vantage”), which was reorganized on December 14, 2007 with and into the Munder Internet Fund, a series of MST, received a pro rata portion of a $6,000 annual retainer

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

for services provided as a Trustee of @Vantage. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of the Munder Funds to make payments of deferred amounts are unsecured general obligations of the Munder Funds. During the year ended June 30, 2008, no officer, director or employee of the Advisor or any of its affiliates received any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees may be collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. Additional fees may also be collected from the Fund with respect to Class B, Class C and Class R Shares to pay for certain shareholder services and the distribution of Fund shares to investors. These fees may be used as a form of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund.

The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with its distributor.

No payments are made under the Plan with regard to Class Y Shares.

5.	Securities Transactions

Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. government securities were $17,181,865 and $50,948,076, respectively, for the year ended June 30, 2008.

At June 30, 2008, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $10,846,682,

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $5,779,590 and net appreciation for Federal income tax purposes was $5,067,092. At June 30, 2008, aggregate cost for Federal income tax purposes was $79,388,172.

6.	Affiliated Company Security

The term “affiliated company” includes any company that is under common control with the Fund. At June 30, 2008, the Fund held the following security of an affiliated company:

	Value at	Purchased		Sold		Value at	Dividend	Realized
	6/30/07	Cost	Shares	Cost	Shares	6/30/08	Income	Gain/(Loss)

Institutional Money Market Fund	$78,506	$23,562,493	23,562,493	$23,006,655	23,006,655	$634,344	$36,110	$—

7.	Investment Concentration

The Fund primarily invests in equity securities of U.S. and, to a lesser extent, foreign companies providing health care, medical services and medical products worldwide. By concentrating its investments, the Fund is subject to higher market risk and price volatility than funds with more broadly diversified investments. The value of stocks of health care and health care-related companies is particularly vulnerable to rapid changes in technology product cycles, government regulations and cost containment measures. In addition, adverse economic, business or political developments affecting the health care sector could have a major effect on the value of the Fund’s investments. As of June 30, 2008, more than 25% of the Fund’s net assets were invested in issuers in the pharmaceuticals industry. When the Fund concentrates its investments in an industry or group of industries, adverse market conditions within those industries may have a more significant impact on the Fund than they would on a fund that does not concentrate its investments.

8.	Revolving Line of Credit

Effective December 12, 2007, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the Fund’s adjusted net assets (net of any assets pledged to or designated as collateral for the benefit of third parties). Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 10, 2008 on the daily amount of the unused commitment. During the year ended June 30, 2008,

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

the Fund did not utilize the revolving line of credit. For the year ended June 30, 2008, total commitment fees for the Fund were $756.

9.	Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.	Income Tax Information

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on June 30, 2008, permanent differences resulting from net operating losses were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed Net
Investment Income	Paid-In Capital

$793,591	$(793,591)

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Capital Loss	Unrealized
Carryover	Appreciation	Total

$(127,389,195)	$5,067,092	$(122,322,103)

The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

As determined at June 30, 2008, the Fund had available for Federal income tax purposes, $127,389,195 of unused capital losses of which $693,235, $83,018,757 and $43,677,203 expire in 2010, 2011 and 2012, respectively. In addition, the losses expiring in 2010, may be further limited as they were acquired in the reorganization with the Munder Bio(Tech)2 Fund that occurred on May 9, 2003.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

The Fund utilized capital loss carryforwards during the year ended June 30, 2008 in the amount of $5,480,577.

11.	Tax Information (Unaudited)

For the fiscal year ended June 30, 2008, the Fund designated approximately $1,369,470 pursuant to the Internal Revenue Code as qualified dividend income, eligible for reduced tax rates.

12. Quarterly Portfolio Schedule (Unaudited)

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-468-6337. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

A description of the Advisor’s proxy voting policies and procedures, which have been adopted by the Fund is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Proxy Voting Record (Unaudited)

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-800-468-6337 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated December 29, 2006, as amended (“Advisory Agreement”). At an in-person meeting held on May 13,

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

2008, the Board of Trustees voted unanimously to approve the continuation of the Advisory Agreement with respect to the Fund for an additional one-year period commencing on July 1, 2008. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below. Both in meetings specifically dedicated to the Board’s consideration of the renewal of the Advisory Agreement and in other meetings held during the course of the year, the Board received materials relating to the services provided to the Munder Funds by the Advisor and other relevant factors. In evaluating the Advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Advisory Agreement, and relied upon their knowledge, resulting from their meetings held throughout the year, of the Advisor, its services and the Munder Funds.

As discussed in greater detail below, the Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds, and the “Non-Interested Trustees” also were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. (A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.) The discussion below is not intended to be all-inclusive or intended to touch on every fact that the Board took into consideration regarding the renewal of the Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information. The determination to renew the Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

Among other factors, the Board requested, considered and evaluated information regarding:

(a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the general experience, business, operations and financial condition of the Advisor. In this regard, the Board was presented with detailed information concerning the organizational structure of the Advisor and recent changes in the Advisor’s organization;

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund. In this regard, the Board was presented with detailed information concerning key portfolio management positions at the Advisor, the hiring of new employees and the changes in employee responsibilities within the Advisor in 2007 and 2008, the organizational structure and depth of the Advisor’s portfolio management team, and the Advisor’s personnel retention efforts, including the structure of its compensation of key investment personnel;

•	the services provided by the Advisor during the previous year and the services anticipated to be provided in the upcoming year;

•	the Advisor’s efforts in recent years and on an ongoing basis to focus on determining the reasonableness of the investment advisory fees for each of the Munder Funds and, as appropriate, to adjust its investment advisory fees (including through the addition of contractual fee breakpoints or a reduction of its advisory fees), although no such adjustments were made with respect to the Fund in the current period;

•	the Advisor’s performance, both generally with respect to all of the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the Advisor’s efforts in recent years and on an ongoing basis to grow Munder Fund assets through increased marketing efforts, a focus on asset retention and new product initiatives;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds; and

•	the terms of the Advisory Agreement.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement.

(b) The investment performance of the Fund and the Advisor: The Board considered the relative performance of the Fund against a variety of standards, including (1) the one-, three-, five- and ten-year and since inception total returns, on both a gross and net basis, of the Fund’s Class Y Shares as of December 31, 2007 compared to the performance of the Fund’s benchmark index and the median performance of the Fund’s “peer group” as categorized by Lipper, Inc. (“Lipper”); (2) the Fund’s one-, three-, five- and ten-year Lipper “rankings” within the Fund’s peer group on a numeric, percentile and quartile ranking basis; (3) the three-, five- and ten-year and the overall “star” ratings of the Fund by Morningstar, Inc. (“Morningstar”); (4) the total returns, on a net basis, of the Fund’s Class Y Shares for the quarter and one-, three- and five-year periods ended December 31, 2007 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors; and (5) the Fund’s one-, three-, five- and ten-year total returns as compared to the performance of other funds in the same Morningstar category as the Fund.

In this regard, the Board considered that: (1) the Fund’s average annual total returns for Class Y Shares, on a gross basis, exceeded the performance of the benchmark for the one-, five- and ten-year and since inception periods, but trailed the performance of the benchmark for the three-year period, (2) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the performance of the benchmark for the five- and ten-year periods, (3) the Fund’s average annual total returns for Class Y Shares, on a net basis, exceeded the median performance of the Fund’s Lipper peer group for the one-, five- and ten-year periods, but trailed the median performance of the Fund’s Lipper peer group for the three-year period, and (4) the Fund had favorable Lipper rankings.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

(c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor in 2007, and projections by the Advisor as to the expected costs and profitability of the Advisor over the 12 months ending on

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

December 31, 2008, with respect to all services provided by the Advisor to the Fund based on certain stated assumptions. Based on these facts, the Board concluded that the profitability of the Fund to the Advisor under the Advisory Agreement was not unreasonable in light of the costs related to the services that the Advisor provides the Fund.

(d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders: The Board considered the Advisor’s willingness in recent years and on an ongoing basis to review the advisory fees of all of the Munder Funds with respect to reasonableness and market rate comparability, and, where appropriate, to reduce its advisory fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds’ advisory fees) in an overall effort to reduce the Funds’ total operating expenses. The Board also considered that the Advisor had implemented contractual advisory fee breakpoints and a reduction in contractual advisory fees with respect to certain of the Munder Funds in 2008. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders in the future. In addition, the Board considered the services provided by the Advisor in its role as administrator to the Munder Funds, including its efforts in recent years and on an ongoing basis to renegotiate contracts with certain other service providers on behalf of the Funds. In particular, the Board considered the Advisor’s negotiation (for the benefit of the Munder Funds) of a reduction in the complex-wide transfer agency fees and a reduction in the global custody fees in 2008. Based on these facts, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

(e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the Fund’s advisory fees as they compared to those of other funds in the same Morningstar category as the Fund (and having average assets in a range comparable to the Fund’s average assets). The Board also considered the Fund’s total operating expense ratio (and certain components of the total expense ratio) in comparison to those of a small group of funds deemed by the Advisor to be the most comparable to the Fund in terms of investment objectives and policies and asset size, among other factors, and in comparison to other funds in the same Morningstar category as the Fund. In addition, the Board received separate information prepared by Strategic Insight Mutual Fund Research and Consulting, LLC, a third-party mutual fund data provider, that compared the Fund’s advisory fees at varying asset levels to the fees charged to the Fund’s peers, and separate information from Bobroff Consulting Inc., which conducted a review of the Munder Funds’ fees for the

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

Board in February 2008. The Board also considered information provided regarding the fees that the Advisor charges to other investment advisory clients, including institutional separate accounts, with similar investment objectives as the Fund, and noted the relative scope of the management of and the services provided to these types of accounts versus the Fund. Based on these facts, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

(f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2008.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

16. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds, as of June 30, 2008, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 60	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 12/05); Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (10/97 to 12/05).	25	DuPont Fabros Technology, Inc. (since 10/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 61	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	25	None

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 71	Trustee	Indefinite; since 5/93	Professor of Finance, Stephen M. Ross School of Business — University of Michigan (since 8/66); Chief Financial Officer and Director, Asia Automotive Acquisition Corporation (blank check company) (since 6/05).	25	Nighthawk Radiology Holdings, Inc. (since 3/04); Asia Automotive Acquisition Corporation (since 6/05).

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 70	Trustee	Indefinite; since 11/89	Vice President, Macomb Community College (since 7/01); Dean, Macomb Community College (since 9/97).	29	None

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 59	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	25	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	25	Taubman Centers, Inc. (since 1/97); Masco Corporation (since 12/06).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 52	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	25	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04); Air Canada (since 10/06).

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Age 69	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	25	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

Munder Healthcare Fund
 Notes to Financial Statements, June 30, 2008 (continued)

(3)	Mr. Monahan is an “interested person” of the Munder Funds as defined in the 1940 Act. Mr. Monahan owns stock in and receives retirement and health benefits from Comerica Incorporated, which is the indirect parent company of World Asset Management, Inc., the sub-advisor to three Munder Funds. Prior to December 29, 2006, Comerica Incorporated was also the indirect parent company of the Advisor.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Executive Officers

John S. Adams 480 Pierce Street Birmingham, MI 48009 Age 50	President & Principal Executive Officer	through 2/09; since 4/06	Chief Executive Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 12/06); Chief Executive Officer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); President and Chief Investment Officer of Pierce Street Advisors, LLC (investment advisor) (since 3/06); President and Chief Investment Officer of Munder Capital Management (investment advisor) (3/06 to 12/06); Managing Director and Chief Investment Officer, Equities of Munder Capital Management (12/04 to 3/06); Senior Portfolio Manager of Munder Capital Management (6/87 to 12/04).

Stephen J. Shenkenberg 480 Pierce Street Birmingham, MI 48009 Age 50	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/09; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06).

Peter K. Hoglund 480 Pierce Street Birmingham, MI 48009 Age 42	Vice President and Principal Financial Officer	through 2/09; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (investment advisor) (since 2/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05).

Cherie N. Ugorowski 480 Pierce Street Birmingham, MI 48009 Age 39	Treasurer & Principal Accounting Officer	through 7/08(3); since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01).

(1)	The officers are elected annually by the Board.

Munder Healthcare Fund

Notes to Financial Statements, June 30, 2008 (continued)

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

(3)	Ms. Ugorowski voluntarily terminated her employment with Munder Capital Management and resigned her positions with the Munder Funds effective July 3, 2008. David W. Rumph, Age 36, Director, Mutual Fund Treasury Oversight of Munder Capital Management (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07); Assistant Treasurer of the Munder Funds (8/01 to 8/08), was appointed Treasurer and Principal Accounting Officer effective August 19, 2008 to serve through 2/09.

The Statement of Additional Information for the Munder Funds includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-468-6337.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Healthcare Fund and
Board of Trustees of Munder Series Trust II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Healthcare Fund (the portfolio comprising Munder Series Trust II) (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Healthcare Fund of Munder Series Trust II at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2008

[This Page Intentionally Left Blank]

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter

OFFICERS

John S. Adams, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer,
  and Chief Compliance Officer
David W. Rumph, Treasurer and Principal Accounting Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann C. Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Kevin R. Kuhl, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009

TRANSFER AGENT

PNC Global Investment Servicing
4400 Computer Drive
Westborough, MA 01581

SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR

Funds Distributor, LLC
10 High Street
Boston, MA 02110

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNHC608

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Each of John Rakolta, Jr., David J. Brophy and Arthur T. Porter is an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The aggregate fees billed to the registrant for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended June 30, 2008 and June 30, 2007 were $14,801 and $14,846, respectively.
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30, 2008 and June 30, 2007 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2008 and June 30, 2007, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees
The aggregate fees billed to the registrant for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2008 and June 30, 2007 were $5,504 and $6,115, respectively.
During the fiscal years ended June 30, 2008 and June 30, 2007, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
During the last two fiscal years ended June 30, 2008 and June 30, 2007, in addition to billing the registrant for the services described above in Items 4(a) through 4(c), E&Y billed the registrant $79 and $194, respectively for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment.
During the fiscal year ended June 30, 2008, E&Y billed the registrant’s investment adviser $156,550 for professional services associated with the preparation of a SAS 70 report relating to the investment adviser’s controls in operations. No other fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to the registrant’s investment adviser during the fiscal years ended June 30, 2008 and June 30, 2007.
During the fiscal years ended June 30, 2008 and 2007, no fees required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were billed by E&Y to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
(1)	Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
(2)	Zero percent (0%) of the services described in Items 4(b) through 4(d) above (including services requiring pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended June 30, 2008 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2008 and June 30, 2007 other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to the registrant’s investment adviser, for the fiscal years ended June 30, 2008 and June 30, 2007 were $396,180 and $496,729, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with the registrant’s investment adviser that provide ongoing services to the registrant, for the fiscal years ended June 30, 2008 and June 30, 2007 were $0 and $19,132, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, John S. Adams, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Adams and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST II
By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer

Date: September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John S. Adams
John S. Adams
President and Principal Executive Officer

Date: September 8, 2008

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Vice President and Principal Financial Officer

Date: September 8, 2008